SECOND DEED OF AMENDMENT TO EMPLOYMENT AGREEMENT 21 October 2022 Reference is made to the employment agreement dated 31 August 2020 between Global Blue SA and Jacques Stern (as amended on 24 February 2022 and from time to time) (the “Employment Agreement”). Unless otherwise specified, words and expressions defined in the Employment Agreement (or the RSA Award Certificate and Option Award Certificate as applicable) shall have the same meaning in this letter. In accordance with Clause 15.9 of the Employment Agreement, the Company and the Executive agree the following: 1. AMENDMENT TO ADJUSTMENT MECHANICS The Company and the Executive agree to make certain further amendments to the adjustment mechanism set out in clause 4.9 of the Employment Agreement, such changes agreed separately in writing (including by email) between the Company and the Executive, subject to approval by the Remuneration Committee of Global Blue Group Holding AG. 2. ADJUSTMENT TO RSAS The number of RSAs issued and common shares in the Parent Company issued upon the vesting of such RSAs, in each case to the Executive in respect of each of the RSA tranches listed below, shall be as listed below. Such numbers constitute an amendment to the terms of the RSA Award Certificates issued to the Executive in connection with the relevant grants, pursuant to each of the adjustment mechanisms set out in clause 4.9 of the Employment Agreement and clause 1 of this letter. For the avoidance of doubt: (1) the below summary is a restatement of the position as of 13 September 2022, and the only additional RSAs and common shares to be issued now shall be those set out in the column “Incremental RSAs Issued”; and (2) all other terms of the RSA Award Certificates shall remain unaffected. Tranche 1 (awarded on 12 November 2020) (a) Vested RSAs Vested RSAs at 18/24 months Initial Net RSAs Incremental RSAs Issued Revised Net RSAs March-22 Vested / No Performance 9,573 10,034 19,607 Sep-22 Vested / No Performance 6,237 3,345 9,582 Total RSAs 15,810 13,379 29,189

(b) Unvested RSAs

Unvested RSAs at 36/48 months	Initial Net RSAs	Incremental RSAs Issued	Revised Net RSAs
RSA without condition of performance			
Sep-23 Vesting	19,192	6,690	25,882
Sep-24 Vesting	19,192	6,690	25,882
Total RSAs	**38,384**	**13,380**	**51,764**
RSA with condition of performance			
EPS Growth Criteria	9,596	3,345	12,941
Absolute TSR Criteria	4,798	1,672	6,470
Relative TSR Criteria	4,798	1,672	6,470
Total Sep-23 Vesting	**19,192**	**6,689**	**25,881**
EPS Growth Criteria	9,596	3,345	12,941
Absolute TSR Criteria	4,798	1,672	6,470
Relative TSR Criteria	4,798	1,672	6,470
Total Sep-24 Vesting	**19,192**	**6,689**	**25,881**
Total RSAs	**38,384**	**13,378**	**51,762**

Tranche 2 (awarded on 12 October 2021)

(a) Vested RSAs

Vested RSAs at 18/24 months	Initial Net RSAs	Incremental RSAs Issued	Revised Net RSAs
Sep-22 Vested / No Performance	12,187	7,132	19,319
Sep-22 Vested / EPS Growth	6,093	3,566	9,659
Total RSAs	**18,280**	**10,698**	**28,978**

(b) Unvested RSAs

Unvested RSAs at 36/48 months	Initial Net RSAs	Incremental RSAs Issued	Revised Net RSAs
RSA without condition of performance			
Sep-23 Vesting	18,750	7,132	25,882
Sep-24 Vesting	18,750	7,132	25,882
Sep-25 Vesting	18,750	7,132	25,882
Total RSAs	**56,250**	**21,396**	**77,646**
RSA with condition of performance			
EPS Growth Criteria	9,375	3,566	12,941
Absolute TSR Criteria	4,688	1,782	6,470

Relative TSR Criteria	4,688	1,783	6,471
Total Sep-23 Vesting	**18,750**	**7,131**	**25,881**
EPS Growth Criteria	9,375	3,566	12,941
Absolute TSR Criteria	4,688	1,782	6,470
Relative TSR Criteria	4,688	1,783	6,471
Total Sep-24 Vesting	**18,750**	**7,131**	**25,881**
EPS Growth Criteria	9,375	3,566	12,941
Absolute TSR Criteria	4,688	1,782	6,470
Relative TSR Criteria	4,688	1,783	6,471
Total Sep-25 Vesting	**18,750**	**7,131**	**25,881**
Total RSAs	**56,250**	**21,393**	**77,643**

Tranche 3 (awarded on 19 October 2021)

(a) Vested RSAs

Vested RSAs at 12 months	**Initial Net RSAs**	**Incremental RSAs Issued**	**Revised Net RSAs**
Total RSAe	**71,495**	**41,838**	**113,333**

(b) Unvested RSAs

Unvested RSAs at 24 months	**Initial Net RSAs**	**Incremental RSAs Issued**	**Revised Net RSAs**
RSA without condition of performance			
Total RSAe	**165,000**	**62,757**	**227,757**

3. ADJUSTMENT TO OPTION AWARDS

In accordance with clause 4.10 of the Employment Agreement, the Exercise Prices of the share options granted to the Executive under the Parent Company's Management Incentive Plan for Share Options shall be amended as set out below. Such revised prices constitute an amendment to the terms of the Option Award Certificate issued to the Executive in connection with the relevant grants, pursuant to the adjustment mechanisms set out in clause 4.10 of the Employment Agreement. For the avoidance of doubt, all other terms of the Option Award Certificates shall remain unaffected.

Original Option Strike Price	**New Option Strike Price**	**Vesting Period**				
		15 Feb 2022	**15 Aug 2022**	**15 Aug 2023**	**15 Aug 2024**	**TOTAL**
US$ 8.50	US$ 6.4232	335,155	111,718	223,437	223,437	893,747
US$ 10.50	US$ 8.4232	283,594	94,531	189,063	189,063	756,251

US$ 12.50 US$ 10.4232 232,031 77,344 154,688 154,688 618,751 US$ 14.50 US$ 12.4232 180,469 60,156 120,313 120,313 481,251 TOTAL 1,031,249 343,749 687,501 687,501 2,750,000

Executed as a DEED by GLOBAL BLUE SA By: /s/ Jeremy Henderson-Ross Name: Jeremy Henderson-Ross Title: Authorised Signtory Executed as a DEED by JACQUES STERN By: /s/ Jacques Stern Witness Signature: /s/ witness Witness Name: ______________________ Witness Title: _______________________ Witness Address: _____________________